UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 6, 2003

AMERCO

(Exact Name of Registrant as Specified in Charter)

Nevada	1-11255	88-0106815

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Airmotive Way, Ste. 100, Reno, Nevada		89502-3239

(Address of Principal Executive Offices)		(Zip Code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5 OTHER EVENTS AND REQUIRED FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5 OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On October 6, 2003, AMERCO filed its Plan of Reorganization and Disclosure Statement with the United States Bankruptcy Court, District of Nevada. A Court hearing on the adequacy of the Disclosure Statement is scheduled for November 18, 2003. Court approval of the Disclosure Statement will allow AMERCO to commence solicitation of votes from its creditors and shareholders and to seek confirmation of the Plan by the Bankruptcy Court. The hearing on confirmation of the Plan is currently scheduled for January 12, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

		99.1	Joint Plan of Reorganization of AMERCO and Amerco Rea Estate Company.

		99.2	Disclosure Statement Concerning the Debtors’ Joint Plan of Reorganization.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2003

AMERCO

/s/ Gary V. Klinefelter

Gary V. Klinefelter, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company.

99.2	Disclosure Statement Concerning the Debtors’ Joint Plan of Reorganization.